                                                                    Exhibit 10.h

HUFFY           CORPORATE              SECTION:         HUMAN RESOURCES
CORPORATION     POLICY
                                       POLICY NO.:      129 (RESTRICTED)

                                       ISSUE DATE:      02/16/01

                                       SUPERSEDES:      10/01/98

--------------------------------------------------------------------------------

SUBJECT: LONG TERM INCENTIVE PLAN - REVISED

POLICY
------

HUFFY CORPORATE OFFICERS AND HUFFY COMPANY PRESIDENTS SHALL PARTICIPATE IN A LONG TERM INCENTIVE COMPENSATION PLAN TO PROVIDE A FOCUS CONSISTENT WITH SHAREHOLDERS' LONGER TERM EXPECTATIONS AND WITH MARKET COMPETITIVE COMPENSATION LEVELS.

                                                                     Award as a % of Base Salary
                                                                     ---------------------------
   I.  Participants                                                    Target            Maximum
       ------------                                                    ------            -------

       A.    Chairman, President and Chief                              50%               100%
             Executive Officer

       B.    Vice President-Finance,                                    25%                50%
                Chief Financial Officer and Treasurer
             Vice President and Controller
             Vice President-General Counsel &
                Secretary
             Vice President-Human Resources
                and Organization Development
             President & General Manager - HBC
             President & General Manager - HSC
             President & General Manager - HSF

II.    Measurement
       -----------

       Awards shall be based on performance of measures weighted as follows:

             Corporate Officers                               Huffy Company Presidents
             ------------------                               ------------------------
             1.  Corporate RONA - 33-1/3%                     1.  Huffy Company RONA - 50%
             2.  EPS - 33-1/3%                                2.  Corporate EPS - 25%
             3.  TSR - 33-1/3%                                3.  Corporate TSR - 25%

       A.    Award Cycle
             -----------

             Each award cycle shall be a three calendar year performance period.

       B.    Salary Basis
             ------------

             Awards under this plan are to be based upon the participant's actual base salary as of December 31st at the end of each award cycle.

       C.    Definitions
             -----------

             CORPORATE RONA: Consolidated Return On Net Assets as defined in Policy Number 128.

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 1 of  4

HUFFY           CORPORATE              SECTION:         HUMAN RESOURCES
CORPORATION     POLICY
                                       POLICY NO.:      129 (RESTRICTED)

                                       ISSUE DATE:      02/16/01

                                       SUPERSEDES:      10/01/98

--------------------------------------------------------------------------------

SUBJECT: LONG TERM INCENTIVE PLAN - REVISED

             HUFFY CORPORATE RONA:  As defined in Policy Number 128.
             EPS:  Earnings per common share.
             TSR:  Total Shareholder Return is the annual average rate of growth calculated as:

                    (STOCK PRICE EOY + DIVIDENDS DECLARED) - STOCK PRICE BOY = TSR;
                    ---------------------------------------------------------  ---
                                         Stock Price BOY

                    adding such TSR increases and/or decreases for each calendar year in the LTIP cycle; and dividing the result by 3 (the number of calendar years in the LTIP cycle).

                    STOCK PRICE BOY: Beginning Of Year stock price means the arithmetic average of the closing price of Huffy Common Stock on each Friday during the final calendar quarter of the preceding year.

                    STOCK PRICE EOY: End Of Year stock price means the arithmetic average of the closing price of Huffy common stock on each Friday during the final calendar quarter of the year.

       D.    GOALS: Goals for each measure shall be the goals set for the final year of the award cycle, approved by the Compensation Committee of the Board of Directors. (NOTE: TSR results for any performance period shall be calculated as defined in II.C. above).


       E.    Award Scales(1)
             ---------------

             Actual Huffy/Corporate                                  % of Award
              Results versus Goal                                        Earned
              -------------------                                        ------

                  Less than 90%                                            0%
                  90% Threshold                                           50%
                  95%                                                     75%
                  100% Target                                            100%
                  105%                                               133-1/3%
                  110%                                               155-2/3%
                  115% Maximum                                           200%

III.   Payment Forms and Manner
       ------------------------

       100% of the award earned in each award cycle shall be paid in cash as soon as practicable following completion of an award cycle subject to approval of such payments by the Compensation Committee of the Board of Directors.

IV.    Implementation
       --------------

       Individuals in an eligible position as of the first business day of the calendar year will be eligible for 100% of the award cycle beginning in such year and a pro-rated portion of other award cycles currently in process.

--------------------------------------------------------------------------------
Part No. TS 136                                                      Page 2 of 4

HUFFY           CORPORATE              SECTION:         HUMAN RESOURCES
CORPORATION     POLICY
                                       POLICY NO.:      129 (RESTRICTED)

                                       ISSUE DATE:      02/16/01

                                       SUPERSEDES:      10/01/98

--------------------------------------------------------------------------------

SUBJECT: LONG TERM INCENTIVE PLAN - REVISED

       Generally, individuals newly hired or newly promoted to an eligible position after the first business day of the year will be eligible for a pro-rated award for the award cycle commencing in the year of hire and other award cycles currently in process based on the number of full calendar quarters remaining in the award cycles. However, no individual who becomes an eligible participant after June 30 will be eligible for any award for the award cycle ending in the year of hire or promotion from an ineligible to an eligible position.

       Currently participants who are transferred or promoted to another position will be eligible for pro-rated awards based on the number of full and partial quarters worked in the old and new position for award cycles in progress. However, transfers and promotions occurring after June 30 for an award cycle ending in the year of transfer or promotion will be treated as having worked in the old position for 100% of that award cycle.

       Employees who are transferred to a non-eligible position for any reason other than health will not be eligible for payment of any award cycle. If an employee is transferred to a non-eligible position due to health reasons, deemed acceptable to the Chief Executive Officer in his sole discretion, the employee will be eligible for a pro-rated award based on the number of full calendar quarters during which the employee was in eligible position. However, no award will be earned for an award cycle in which the employee was not an eligible participant for at least two full calendar quarters.

       Employees who terminate employment by reason of disability (as deemed disabled by the Corporation's long-term disability insurance carrier), early or normal retirement or by death shall be eligible for a pro-rated award based on the number of full calendar years completed for any award cycle.

       Payment due to participants who are deceased will be made to the estate of deceased participants.


V.     Distribution
       ------------

       Distribution shall be limited to Corporate Officers and Huffy Company Presidents.





Interpretation and Exceptions
-----------------------------

Interpretation and exceptions to this policy will be the responsibility of the Corporate Vice President, Human Resources and Organization Development.

--------------------------------------------------------------------------------
Part No. TS 136                                                      Page 3 of 4

HUFFY           CORPORATE              SECTION:         HUMAN RESOURCES
CORPORATION     POLICY
                                       POLICY NO.:      129 (RESTRICTED)

                                       ISSUE DATE:      02/16/01

                                       SUPERSEDES:      10/01/98

--------------------------------------------------------------------------------

SUBJECT:         LONG TERM INCENTIVE PLAN - REVISED

-------------------------------------      -------------------------------------
Vice President,  Human Resources           Chairman, President and
and Organization Development               Chief Executive Officer


--------------------------------------------------------------------------------
Part No. TS 136                                                      Page 4 of 4